Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Money Market Trust (formerly Deutsche Money Market Trust) of our report dated February 21, 2019, relating to the financial statements and financial highlights, which appears in DWS Government Cash Management Fund’s (formerly Deutsche Government Cash Management Fund) Annual Report on Form N-CSR for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Money Market Trust (formerly Deutsche Money Market Trust) of our report dated February 21, 2019, relating to the financial statements and financial highlights, which appears in DWS Government Cash Reserves Fund Institutional Fund’s (formerly Deutsche Government Cash Reserves Fund Institutional Fund) Annual Report on Form N-CSR for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2019

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Deutsche DWS Money Market Trust (formerly Deutsche Money Market Trust) of our report dated February 21, 2019, relating to the financial statements and financial highlights, which appears in DWS Government Money Market Series Fund’s (formerly Deutsche Government Money Market Series Fund) Annual Report on Form N-CSR for the year ended December 31, 2018. We also consent to the references to us under the headings “Financial Highlights” and “Independent Registered Public Accounting Firm, Reports to Shareholders and Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP

Boston, Massachusetts

April 24, 2019